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Exhibit 23.1

Independent Auditors' Consent

The Board of Directors
Ciber, Inc.:

        We consent to the use of our report dated February 7, 2003 incorporated by reference herein and to the reference to our firm under the heading "Experts" in the registration statement.

        Our report refers to a change in accounting for intangible assets in 2002 and for business combinations in 2001.

KPMG LLP

Denver, Colorado
June 23, 2003

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  Exhibit 23.1
Independent Auditors' Consent